NorthWestern Energy Annual Meeting of Stockholders - April 25, 2018 Dr. E. Linn Draper Jr. addressing NWE employees in April 2017

2 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. NorthWestern Corporation dba: NorthWestern Energy Ticker: NWE Trading on the NYSE www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com Company Information

About NorthWestern 3 Montana Operations Electric 369,100 customers 24,495 miles – transmission & distribution lines 809 MW nameplate owned power generation Natural Gas 196,700 customers 7,287 miles of transmission and distribution pipeline 17.75 Bcf of gas storage capacity Own 55.9 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 42,400 customers 790 miles of distribution pipeline South Dakota Operations Electric 63,600 customers 3,560 miles – transmission & distribution lines 440 MW nameplate owned power generation Natural Gas 46,500 customers 1,681 miles of transmission and distribution pipeline Data as of 12/31/2017

NWE - An Investment for the Long Term


Black Eagle dam

Pure Electric & Gas Utility

- 100% regulated electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~56% hydro & wind

Solid Utility Foundation

- Residential electric & gas rates below national average
- Solid system reliability (EEI 2nd quartile)
- Solid JD Power Overall Customer Satisfaction scores
- Low leaks per 100 miles of pipe (AGA 1st quartile)

Strong Earnings & Cash Flow

- Consistent track record of earnings & dividend growth
- Strong cash flows aided by net operating loss carry-forwards anticipated to be available into 2020
- Strong balance sheet & investment grade credit ratings

Attractive Future Growth Prospects

- Disciplined maintenance capital investment program to ensure safety and reliability
- Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics

- Debt to total capitalization ratio of 50%-55% with liquidity of $100 million or greater
- Targeted 6%-9% long-term total shareholder return (eps growth plus dividend yield)
- Targeted dividend payout ratio of 60%-70%

Best Practices Corporate Governance

NYSE Governance Services
GOVERNANCE, RISK AND COMPLIANCE
LEADERSHIP AWARDS 2015
WINNER

2015 UTILITY CUSTOMER CHAMPION RESIDENTIAL
COGENT REPORTS

Forbes | 2013
AMERICA'S MOST TRUSTWORTHY COMPANIES

CORPORATE GOVERNANCE AWARDS
2014
Corporate Secretary
WINNER

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ETHICS. ELEVATED.

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A Diversified Electric and Gas Utility 5 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric, 80% Residential and 80% Montana. Over $3.5 billion of rate base investment to serve our customers Data as of 12/31/2017. (1) (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure. (1)

6 Highly Carbon-Free Supply Portfolio Based upon 2017 MWH’s of owned and long-term contracted resources. Approximately 56% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.

Strong Utility Foundation 7  Solid and improving JD Power Overall Customer Satisfaction Scores  Residential electric and natural gas rates below national average  Solid electric system reliability and low gas leaks per mile

Solid Economic Indicators 8 • Customer growth rates historically exceed National Averages. • Unemployment rates in all three of our states are below or in-line with National Average. Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2015/2016 EEI Statistical Yearbook – Table 7.2 and EIA.gov Black Eagle Power House

A History of Growth 9 2008-2017 CAGR’s: GAAP EPS: 7.3% - Non-GAAP EPS: 6.8% - Dividend: 5.3% See appendix for “Non-GAAP Financial Measures” $2.60 - $2.75 $3.10 - $3.30 $3. 0-$3.40 $3.30-$3.50

Track Record of Delivering Results 10 Return on equity within 9.3% - 11.0% band over the last 6 years. See appendix for “Non-GAAP Financial Measures” Total Shareholder Return is better than our 13 peer average for the 10 year period but lags in the 1, 3 & 5 year periods, due primarily to concerns over Montana regulatory decisions. * Peer Group: ALE, AVA, BKH, EE, GXP, IDA, MGEE, OGE, OTTR, PNM, POR, VVC, WR

Investment for Our Customers’ Benefit 11 Over the past 8 years we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2008-2017 CAGRs Estimated Rate Base: 13.3% GAAP Diluted EPS: 7.3% 2008-2017 CAGRs NWE typical electric bill: 2.1% NWE typical natural gas bill: (6.1%) 2008-2016 CAGRs US average electric bill: 1.7%* US average natural gas bill: (4.0%)**

Balance Sheet Strength and Liquidity 12 Investment grade credit ratings, liquidity generally in excess of $100 million target, and debt to cap moving lower within our targeted 50%-55% range.

Credit Ratings 13 Moody’s downgraded our senior secured and unsecured credit rating on March 10, 2017 and has placed us on a Negative Outlook. Moody’s is now in line with Fitch and still above S&P on a secured basis. On February 5, 2018, Fitch also placed us on Negative Outlook. Electric and natural gas utilities average S&P rating Electric and natural gas utilities average Moody’s rating Moody’s: A2 Fitch: A S&P: A-

While maintenance capex and total dividend payments have continued to grow since 2011 (12.9% and 13.0% CAGR respectively), Cash Flow from Operations (CFO) has, on average, exceeded maintenance capex and dividend payments by approximately $24 million per year. 2016 CFO is less than 2015 largely due to $30.8M refund to customers related to FERC/DGGS ruling and $7.2M refund to customers for difference in SD Electric interim & final rates. With the addition of production tax credits from the Beethoven Wind project and continued flow-through tax benefits, we anticipate our effective tax rate approaching 10% by 2022. Additionally, we expect NOLs to be available into 2020, and Alternative Minimum Tax credits / Production Tax Credits to be available into 2022 to reduce cash taxes. (See appendix for “Non-GAAP Financial Measures” relating to free cash flow and disclaimer on NOL’s) Strong Cash Flows 14

Exemplary Board of Directors 15 Board of Directors (left to right) Linda G. Sullivan – Independent Director since April 27, 2017 – Audit Committee Dana J. Dykhouse – Independent Director since January 30, 2009 – Human Resources (chair) and Audit Committees Britt E. Ide – Independent Director since April 27, 2017 – Governance & Innovation Committee Jan R. Horsfall – Independent Director since April 23, 2015 – Audit and Governance & Innovation Committees Anthony T. Clark – Independent Director since December 6, 2016 – Governance & Innovation Committee Robert C. Rowe - CEO & President – Director since August 13, 2008 Dr. E. Linn Draper Jr. -Chairman of the Board – Independent Director since November 1, 2004. Retiring April 2018 Julia L. Johnson – Independent Director since November 1, 2004 – Governance & Innovation (chair) and Human Resources Committees Stephan P. Adik – Independent Director since November 1, 2004 – Audit (chair) and Human Resources Committees

Experienced Executive Team 16 Executive Management Team (left to right) Crystal D. Lail – VP & Controller – current position since 2015 Curtis T. Pohl – VP Distribution – current position since 2003 Bobbi L. Schroeppel – VP Customer Care, Communications & Human Resources – current position since 2002 Brian B. Bird – VP & CFO – current position since 2003 Heather H. Grahame – VP & General Counsel – current position since 2010 Robert C. Rowe - President & CEO – current position since 2008 John D. Hines – VP Supply – current position since 2011 Michael R. Cashell – VP Transmission – current position since 2011

Strong Corporate Governance 17

Strong Corporate Governance 18

2018 Earnings Guidance 19 $2.60 - $2.75 $3.10 - $3.30 $3. 0-$3.40 $3.30-$3.50 See appendix for additional disclosures regarding “Non-GAAP Financial Measures” $3.30-$3.45 NorthWestern’s 2018 earnings guidance range of $3.35 - $3.50 per diluted share is based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • Equitable regulatory treatment in the process of passing Tax Cuts and Jobs Act benefits on to customers; • Recovery of Montana energy supply costs as proposed in our pending Power Cost & Credit Adjustment Mechanism (PCCAM); • A consolidated income tax rate of approximately 0% to 5% of pre-tax income; and • Issuance of the remaining $46 million of equity under our current distribution agreement resulting in diluted average shares outstanding ranging between approximately 50.0 million to 50.2 million. Continued investment in our system to serve our customers and communities is expected to provide a targeted long term 6-9% total return to our investors through a combination of earnings growth and dividend yield. However, negative outcomes in upcoming regulatory proceedings may result in near-term returns below our 6-9% targeted range. Generation investment to reduce or eliminate our capacity shortfall could allow us to achieve the higher-end of our range over the long term. See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP “Adjusted EPS”.

Recent Significant Achievements 20 Echo Lake Nordic Trail Strong year for safety at NorthWestern • Continue to be a top performer among Edison Electric Institute member companies. Record best customer satisfaction scores with JD Power & Associates • Once again received our best JD Powers overall satisfaction survey score in 2017. Corporate Governance Finalist • In 2017 NorthWestern’s proxy statement was again recognized as a finalist for “Best Proxy Statement (Small to Mid Cap)” by Corporate Secretary Magazine. We won the award in 2014. Board Diversity Recognition • Recognized for gender diversity on its board of directors by 2020 Women on Boards. Three of the company’s eight independent directors are female. Second Annual Environmental Report • Published in December 2017, this report highlights our commitment to the stewardship of natural resources and our sustainable business practices.

Looking Forward 21 Echo Lake Nordic Trail Much of our focus in the next year will be on the electric rate case in Montana and controlling our costs to benefit all stakeholders while continuing to invest in our core business to provide safe and reliable energy for our all of our customers. Black Eagle Power House Regulatory • Regulatory treatment of tax reform - determine best way to provide long-term benefit to customers and system while keeping investors ‘whole’. • Working toward successful implementation of new Power Cost and Credit Adjustment Mechanism • Anticipate filing an electric rate case by September 2018 (based on a 2017 test year). Continue to Invest in our T&D infrastructure • Transition from DSIP/TSIP to overall infrastructure capital investment plan • Natural gas pipeline investment (Integrity Verification Process and PHMSA1 Requirements) • Grid modernization, advanced distribution management system and advanced metering infrastructure investment Update Electricity Resource Procurement Plans in Montana & South Dakota • Montana: Least cost / lowest risk approach to address intermittent capacity and reserve margin needs • South Dakota: Generation fleet assessment to evaluate economic retirement / replacement opportunities Natural Gas Reserve Acquisition Opportunities • Acquisitions at a price that benefits both customers and shareholders Cost Control Efforts • Continue to monitor costs, including labor, benefits and property tax valuations to mitigate increases 1. Pipeline & Hazardous Materials Safety Administration (PHMSA)

Capital Spending Forecast 22 2018 Significant Updates Out: Approximately $123 million of previously included investment in capacity generation has been removed pending update of Integrated Resource Plans in both Montana and South Dakota (expected to be completed by year-end 2018). In: Approximately $126 million of incremental investment related to grid modernization and automated meter infrastructure for Montana. South Dakota and Nebraska AMI investment spend was previously included ($28M). The current estimated cumulative 5 year capital spending is $1.596 billion. We anticipate funding the expenditures with a combination of cash flows (aided by NOLs available into 2020), the remainder of our current equity distribution program and long-term debt issuances. Significant capital investments, that are not in the above projections, or further negative regulatory actions could necessitate additional equity issuances.

"Linn has been a tremendous Board member. His distinguished career, experience, and stature within the utility industry is unmatched and will be difficult to replace. As Chair, his leadership beginning with our emergence from bankruptcy in 2004 and continuing today has been a significant factor in our success. We will miss his presence. I look forward to his friendship and advice for many years to come. Personally, I have been privileged to have one of the wisest and most decent leaders in this or any industry as a mentor and friend. We are fortunate to have another experienced industry leader, Steve Adik, take over the reins as Board chair. Steve has been an outstanding Audit Committee Chair, and has been active in all aspects of the Board’s duties. He’s respected in the industry and by our employees. Like our entire Board, Steve is committed to our customers and to our employees as well as to our shareholders.” Bob Rowe, President & CEO Farewell and Thank You Dr. E. Linn Draper Jr. 23

Conclusion 24 Best Practices Corporate Governance Pure Electric & Gas Utility Solid Utility Foundation Strong Earnings & Cash Flows Attractive Future Growth Prospects

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NorthWestern Energy Profile 26

Non-GAAP Financial Measures 27 These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non-GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures.

Non-GAAP Financial Measures 28 Disclaimer on Net Operating Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC.

Non-GAAP Financial Measures 29 The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non- GAAP financial measures such as Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Gross Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance.